Loomis Sayles Intermediate Duration Fixed Income Fund

Supplement dated March 12, 2010, to the Loomis Sayles Institutional Funds Prospectus,

dated February 1, 2010, as may be revised or supplemented from time to time.

The Board of Trustees of Loomis Sayles Funds I has approved changes to the investment strategy and name of the Loomis Sayles Intermediate Duration Fixed Income Fund (the “Fund”). Effective on or about May 28, 2010, the Fund’s name will change to the “Loomis Sayles Intermediate Duration Bond Fund” and it is expected that the Fund’s principal investment strategies will be amended and restated as described below.

The section “Principal Investment Strategies” within the section “Investments, Risks and Performance” is hereby replaced with the following with regard to the Fund:

Principal Investment Strategies

Under normal circumstances, thee Fund will invest at least 80% of its net assets (plus any borrowing made for investment purposes) in fixed income securities. It is anticipated that the Fund’s weighted average duration will generally be between two and five years.

The Fund will purchase only investment-grade fixed-income securities, which are those securities that are rated as such at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor’s Ratings Group) or, if unrated, are determined by Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to be of comparable quality. The Fund may continue to hold up to 10% of its net assets in securities that are downgraded to a rating below investment-grade subsequent to their purchase if Loomis Sayles believes it is appropriate to do so.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles’ credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund makes significant use of non-market-related securities in an effort to diversify the portfolio away from prevalent systemic risks. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S.

governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in U.S. dollar-denominated securities of Canadian issuers and up to 20% of its assets in other U.S. dollar-denominated foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may also engage in futures transactions, swaps (including credit default swaps) and other derivative transactions.

The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), U.S. Government securities, zero-coupon securities, mortgage-backed securities and other asset-backed securities, real estate investment trusts (“REITs”), Rule 144A securities and convertible securities.

The Fund may purchase unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase.